Alpha Hedged Strategies Fund

a series of AIP Alternative Strategies Funds

August 1, 2005

Supplement to the Prospectus
dated November 15, 2004

(Replacing Supplements dated March 18, 2005 and April 1, 2005)

Addition of Sub-Adviser

Effective March 10, 2005, the Board of Trustees has appointed Gabelli Asset Management Company (“Gabelli”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Gabelli does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective April 1, 2005, the Board of Trustees has appointed G2 Capital Management (“G2”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of G2 does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective July 20, 2005, the Board of Trustees has appointed Alpha Equity Management LLC (“Alpha Equity”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Alpha Equity does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section of the Prospectus on pages 20-22 describing the sub-advisers to the Fund is hereby amended to add the following:

Gabelli Asset Management Company:

The Adviser has entered into a sub-advisory agreement with Gabelli Asset Management Company (“Gabelli”), to manage a portion of the Fund’s assets. Gabelli is located at Gabelli Asset Management Company, One Corporate Center, Rye, NY 10580, and is a registered investment adviser. Gabelli provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. As of June 30, 2005, Gabelli managed approximately $28 billion in assets.

G2 Capital Management, LLC:

The Adviser has entered into a sub-advisory agreement with G2 Capital Management, LLC (“G2”), to manage a portion of the Fund’s assets. G2 is located at G2 Capital Management, LLC, 7777 Girard Avenue Suite 200, La Jolla, CA 92037, and is a registered investment adviser. G2 provides investment advice and portfolio management services for high net worth individuals, family offices, and institutional fund of funds. As of June 30, 2005, G2 managed approximately $20 million in assets.

Alpha Equity Management LLC:

The Adviser has entered into a sub-advisory agreement with Alpha Equity Management LLC (“Alpha Equity”), to manage a portion of the Fund’s assets. Alpha Equity is located at Alpha Equity Management LLC, 19A Ensign Drive, Avon, CT 06001, and is a registered investment adviser. Alpha Equity provides investment advice and portfolio management services for high net worth and institutional investors. As of June 30, 2005, Alpha Equity managed approximately $31 million in assets.

The following paragraphs supplement the section titled “Redemption Fees” on pages 32and 33 of the prospectus.

Redemption Fees

For these reasons, the Fund assesses a 2.00% redemption fee on the redemption of the Fund’s shares held for less than 90 days. Redemption fees will be paid to the Fund to help offset transaction costs. The Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

The Fund will use the first-in, first-out (‘‘FIFO’’) method to determine the 90-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 90-day period from the date of purchase.

The redemption fee will not be charged on transactions involving the following:

1.	redemption of shares purchased through reinvested dividends or distributions;

2.	redemption made under the Fund’s Systematic Withdrawal Plan, as these transactions are typically de minimis;

3.
redemptions made by participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans);

4.
certain accounts under investment programs administered by financial intermediaries that represent to the Fund at the time of purchase that the shares are being purchased for an asset allocation program and that all short term trading will be limited to periodic rebalancing of the program;

5.	redemption of shares through court mandate;

6.
redemption of accounts held under trust agreements at a trust institution held at the Fund in an omnibus account, however, the redemption fee will be assessed at the omnibus account level if the omnibus account is held at the Fund for less than 90 days; and

7.
accounts of the Adviser or its affiliates used to capitalize the Fund as such; accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

Please retain this Supplement with your
Prospectus for future reference.